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Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned officer of First Community Bancorp (the "Company"), hereby certifies that, to such officer's knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2003
/s/ LYNN M. HOPKINS
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President and Chief Financial Officer

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  Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002